[ EXHIBIT 10 (a) (4)]


                   SECOND MODIFICATION OF AMENDED AND RESTATED
                                CREDIT AGREEMENT


         THIS SECOND MODIFICATION OF AMENDED AND RESTATED CREDIT AGREEMENT (this "Modification") is made as of this 29th day of March, 1996, by and among SCI SYSTEMS, INC., a Delaware corporation (the "Borrower"), the banks and other financing institutions which are signatories to this Modification (the "Banks"), CITIBANK, N.A., acting in its capacity as agent for the Banks (the "Agent") and ABN-AMRO BANK N.V., acting through its Atlanta Agency and in its capacity as co-agent for the Banks (the "Co-Agent").

                               Statement of Facts

         Borrower, the Agent, the Co-Agent and the Banks are parties to that certain Amended and Restated Credit Agreement, dated as of August 3, 1995, as amended by First Modification of Amended and Restated Credit Agreement dated as of December 8, 1995 (as same may hereinafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Banks committed to loan certain amounts to the Borrower and the Co-Agent (acting for the Commercial Paper Banks, as defined in the Credit Agreement) has issued a Letter of Credit for the benefit of the Borrower.

         Borrower has requested that the Agent, the Co-Agent and the Banks consent to the purchase by the Borrower, or one of its Subsidiaries, of Apple Computer, Inc.'s manufacturing, assembly and distribution facility in Fountain, Colorado, including certain real property, plant, equipment and inventory pertaining thereto and the operations therein and any equipment to be located therein, and the Agent, the Co-Agent and the Banks are willing to grant such consent, subject to the terms and conditions hereinafter provided.

         Borrower has also requested that the Agent, the Co-Agent and the Banks consent to an increase of up to $90,000,000 in the Total Commitment comprised of an increase of up to $60,000,000 in the Total Revolving Commitment and an increase of up to $30,000,000 in the Total Commercial Paper Commitment and the Agent, the Co-Agent and the Banks are willing to grant such consent, subject to the terms and conditions of this Modification.

         Borrower has also requested that the Agent, the Co-Agent and the Banks agree to (I) a $50,000,000 increase in the Receivables Purchase Facility, (ii) a $25,000,000 increase in the Term Note Facility, and (iii) an increase in the amount of the Permitted Subordinated Debentures (as defined in the Credit Agreement) to an aggregate principal amount not to exceed $287,500,000, and the Agent, the Co-Agent and the Banks are willing to agree to such requests, subject to the terms and conditions of this Modification.
         NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Agent, the Co-Agent and the Banks do hereby agree as follows:

                               Statement of Terms
     1. Definitions. All capitalized terms used in this Modification but not otherwise defined or limited herein shall have the meanings set forth in the Credit Agreement, as amended hereby. 2. Consent to Transactions. Subject to the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth below, the Agent, Co-Agent and Banks hereby consent to the consummation of the Fountain Acquisition all on the terms and conditions set forth in this Modification, and agree that the Fountain Acquisition does not constitute a Permitted Transaction for purposes of the calculation of the Permitted Transaction Amount. In addition, subject to the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth below, and pursuant to Section 15.09 of the Credit Agreement, the Agent, the Co-Agent and the Banks hereby consent to the increase in the Total Commitment, the Total Commercial Paper Commitment and the Total Revolving Credit Commitment all on the terms and conditions set forth in this Modification.
     3. Amendment to Credit Agreement. Subject to the fulfillment of the conditions precedent to the effectiveness of this Modification which are set below, the parties hereby agree as follows:
     (a) The Credit Agreement is modified by adding to Section 1.01 thereof the following new definitions:
     "Fountain Acquisition: the purchase by the Borrower or one of its Subsidiaries of Apple Computer, Inc.'s manufacturing, assembly and distribution facility in Fountain, Colorado, including certain real property, plant, equipment and inventory pertaining thereto and the operations therein and any equipment to be located therein, pursuant to acquisition documents which comply, at a minimum, to the Fountain Acquisition Required Standards.
     Fountain Acquisition Loan: an acquisition loan (a) in an aggregate amount not to exceed $200,000,000 minus the aggregate amount of the Permitted Subordinated Debentures which have been issued pursuant to the terms of this Agreement, and (b) incurred by the Borrower in connection with the Fountain Acquisition so long as on the date that such loan is incurred, and after giving effect thereto, (I) all representations and warranties of the Borrower and the other Credit Parties in the Credit Agreement are true, correct and complete in all material respects and no Default or Event of Default has occurred and is continuing (including, without limitation, any Default or Event of Default under any of the financial covenants specified in Section 9.12(b)-(f) of the Credit Agreement), (ii) the credit documents evidencing such loan are in form and substance reasonably satisfactory to the Agent and the Co-Agent in all respects,
(iii) the proceeds of such loan are used to consummate the Fountain Acquisition, and (iv) the Borrower has delivered to Agent a certificate with respect to the foregoing signed by its Chairman or President.
     Fountain Acquisition Required Standards: with respect to the Fountain Acquisition, (I) a purchase price not in excess of $275,000,000 (whether in cash, stock, property other than stock, or assumption of indebtedness including trade liabilities, or a combination of any of the foregoing), (ii) consummation of the Fountain Acquisition by August 1, 1996, (iii) an agreement by Apple
Computer, Inc. to purchase inventory pursuant to the terms of the Fountain Supply Contract, and (iv) the execution of acquisition documents whose terms (including any assumption of liabilities by any Credit Party and any indemnification provided by any Credit Party) are (x) consistent with terms to which a Person exercising reasonable business judgment would agree and (y) reasonably consistent with the past business practices of the Borrower and its Subsidiaries.
     Fountain Supply Contract : the supply contract or contracts between the Borrower or one of its Subsidiaries and Apple Computer, Inc., executed in connection with the Fountain Acquisition, which are for terms in excess of one year and whose terms are (x) consistent with terms to which a Person exercising reasonable business judgment would agree and (y) reasonably consistent with the past business practices of the Borrower and its Subsidiaries, as such contracts may be amended from time to time."
     (b) The Credit Agreement is further modified by amending the definitions of "Intercreditor Agreement," "Receivables Purchase Transaction," "Term Note Facility," "Total Commercial Paper Commitment," "Total Commitment" and "Total Revolving Credit Commitment," in their entirety to read as follows:
     "Intercreditor Agreement: The Intercreditor Agreement dated as of December 2, 1994, among the Agent, the Co-Agent, the Banks, C and I (Division) Holdings and the Bank of Ireland and consented to and acknowledged by the Borrower and the Subsidiaries as such Intercreditor Agreement may be amended or supplemented from time to time, together with any other intercreditor agreement which may be entered into among the Agent, the Co-Agent, the Banks, C and I (Division) Holdings, the Bank of Ireland and the holders of the Term Note Facility, and consented to and acknowledged by the Borrower and the Subsidiaries providing for the pro rata sharing of the proceeds of any collateral pledged by the Borrower or any Subsidiary realized upon by any party to such intercreditor agreement, as such intercreditor agreement may be amended or supplemented from time to time.
     Receivables Purchase Transaction: a revolving trade receivable securitization facility not to exceed $200,000,000 (or $250,000,000 in the event that the Foreign Receivables Transaction is combined with the Receivables Purchase Transaction) whereby a Person purchases from time to time and on a Non-Recourse basis, accounts receivable or undivided fractional interests in one or more pools of accounts receivable of a Credit Party or Credit Parties or a Bankruptcy Remote Subsidiary.
     Term Note Facility: an unsecured term note facility or any refinancings thereof, in each case to be entered into by Borrower not to exceed $100,000,000, to be privately placed with institutional investors and which provides that such facility is subject to the Intercreditor Agreement and will mature after December 8, 2000.
     Total Commercial Paper Commitment: At any time, the sum of the Commercial Paper Commitments, which amount is subject to reduction pursuant to Section 3.01.
     Total Commitment: At any time, the sum of the Commitments of each of the Banks at such time, which amount is subject to reduction pursuant to Section 3.01.
     Total Revolving Credit Commitment: At any time, the sum of the Revolving Credit Commitments, which amount is subject to reduction pursuant to Section 3.01." (c) The Credit Agreement is hereby further modified by deleting Section 3.01(a) in its entirety and substituting in lieu thereof the following new
Section 3.01(a): "(a) The initial Total Commitment will be no greater than $410,000,000. The initial Total Revolving Credit Commitment will be no greater than $260,000,000. The initial Total Commercial Paper Commitment will be no greater than $150,000,000."
     (d) The Credit Agreement is hereby further modified by adding to the end of
Section 9.07 thereof the following new paragraph:
     "In addition, within ten (10) Business Days after the Borrower or any of its Subsidiaries has knowledge of (x) any material write-offs in connection with the Fountain Supply Contract or (y) any change in, or any default or event of default under, or any event, which with the giving of notice or the passage of time or both, would be a default or event of default under, the Fountain Supply Contract, which change, default, event of default or event could have a material adverse effect on the business, prospects, properties, assets, liabilities, financial condition or operations of the Borrower and its Subsidiaries taken as a whole, the Borrower will furnish to the Agent and the Co-Agent an Officer's Certificate setting forth the details thereof and the action which the applicable Credit Party proposes to take with respect thereto."
                  (e) The  Credit  Agreement  is further  modified  by adding to
Section 10.02 the following new Section 10.02(xiii), with the intent being that the Indebtedness described in Section 10.02(xiii) is permitted:

     "(xiii) The Fountain Acquisition Loan."
     (f) The Credit Agreement is further modified by adding to Section 10.03A the following new Section 10.03A(iv), with the intent being that the acquisition described in Section 10.03A(iv) is permitted subject to the terms set forth in
Section 10.03(A)(iv):
     "(iv) Consummate the Fountain Acquisition so long as on the date that the Fountain Acquisition is consummated, and after giving effect thereto, (I) all representations and warranties of the Borrower and the other Credit Parties in the Credit Agreement are true, correct and complete in all material respects and no Default or Event of Default has occurred and is continuing (including, without limitation, any Default or Event of Default under any of the financial covenants specified in Section 9.12(b)-(f) of the Credit Agreement) and (ii) the Borrower has delivered to Agent a certificate with respect to the foregoing signed by its Chairman or President."
     (g) The Credit Agreement is hereby further modified by deleting Sections 10.14(a), (c) and the last paragraph of Section 10.14 in their entirety and substituting in lieu thereof the following new Sections 10.14(a), (c) and last paragraph thereto:
     "(a) Issue any Permitted Subordinated Debentures or any other Subordinated Debt without the express prior written consent of the Agent, the Co-Agent and the Required Banks; provided, however, that Borrower may issue Permitted Subordinated Debentures from time to time which in the aggregate do not exceed $287,500,000 so long as (A) such Permitted Subordinated Debentures are subordinated in writing to all Obligations of the Borrower and each Subsidiary, such subordination provisions to be on terms and conditions satisfactory in all respects to the Agent and the Co-Agent, (B) the maturity date of such Permitted Subordinated Debentures occurs after the then current Credit Expiration Date, and (C) the proceeds from the issuance of the Permitted Subordinated Debentures are used first to pay in full the Fountain Acquisition Loan.
     (c) Redeem, repurchase, defease, consummate an exchange for or otherwise acquire for consideration any Subordinated Debt, or give irrevocable written notice to take any such action, except as required by the indenture, debentures or other instruments evidencing such Subordinated Debt or to the extent issued, any Permitted Subordinated Debentures.
     Notwithstanding the foregoing,  Borrower may repurchase up to the lesser of
(A) fifty percent (50%) of the aggregate amount of the Permitted Subordinated Debentures or (B) $84,000,000 of the Permitted Subordinated Debentures provided that (I) immediately prior to such repurchase and after giving effect to such repurchase, the ratio of Borrower's Total Debt to Total Capital (calculated in percentage terms) shall not be more than sixty-five percent (65%), (ii) prior to and after giving effect to such repurchase, no Default or Event of Default exists or would be created by such repurchase, (iii) the repurchase price of the Permitted Subordinated Debentures has been discounted by at least twenty percent (20%) to par and (iv) no direct proceeds of the Loans are used to repurchase such Permitted Subordinated Debentures."
     (h) The Credit Agreement is hereby further modified by deleting Section 10.15(a) in its entirety and substituting in lieu thereof the following new
Section 10.15(a):
     "(a) Agree to any amendment to or a modification of the terms or conditions of any Asset Securitization Document executed in connection with a Permitted Asset Securitization Transaction that would in any way cause such transaction to not be on a Non-Recourse basis or cause the total facility amount of such transaction to exceed (a) if done as separate transactions, $50,000,000 (in the case of the Foreign Receivables Transaction) or $200,000,000 (in the case of the Receivables Purchase Transaction) and (b) $250,000,000 in the event the Foreign Receivables Transaction is combined into the Receivables Purchase Transaction as a single securitization facility."
     (I) The Credit Agreement is further modified by deleting the amount "$75,000,000" appearing in Section 10.15(c)(I) and replacing it with the amount "$100,000,000".
     (j) The Credit Agreement is further modified by adding to Article X thereof the following new Section 10.16:
     "10.16. Term Note Facility. Make or agree to make any voluntary or mandatory principal payment or prepayment on the note or notes evidencing the Indebtedness owing by Borrower under the Term Note Facility on or before December 8, 2000 without the prior written consent of the Agent, Co-Agent and the Required Banks."
         4. No Other Amendments. Except for the amendments expressly set forth and referred to in Section 3 above, the Credit Agreement remains unchanged and in full force and effect; provided, however that the Banks, the Agent and the Co-Agent hereby authorize the Agent to enter into or obtain from the Credit Parties such modifications to the Credit Documents as the Agent may deem to be necessary or appropriate in order to reflect the amendments set forth herein. Nothing in this Modification is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Borrower's indebtedness or any indebtedness of any other Credit Party to the Banks, the Agent or the Co-Agent under or in connection with the Credit Agreement (collectively, the "Obligations") or to modify, affect or impair the perfection or continuity of the security interests in, security titles to or other liens on any collateral for the Obligations.

         5. Representations and Warranties. To induce the Agent, the Co-Agent and the Banks to enter into this Modification, the Borrower does hereby warrant, represent and covenant to such parties that: (a) each representation or warranty of the Borrower set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period and except as otherwise disclosed on Schedule 1 attached hereto), and no Default or Event of Default has occurred and is continuing as of this date under the Credit Agreement as amended by this Modification; and (b) Borrower has the power and is duly authorized to execute, deliver and perform its obligations under this Modification and this Modification is the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms.

         6. Conditions Precedent to Effectiveness of this Modification. The effectiveness of this Modification and the consents and amendments provided in
Section 2 and Section 3 above are subject to the fulfillment of the following additional conditions precedent:
     (a) the  Agent  shall   have  received  one or  more  counterparts  of this
Modification duly executed and delivered by the Borrower, the Agent, the Co-Agent and the Banks;
     (b) any  and  all  Guarantors  of  the  Obligations  shall  have  consented to the execution, delivery and performance of this Modification and all of the transactions contemplated hereby by signing one or more counterparts of a Confirmation of Guaranty in the form of Attachment 1 attached hereto and returning the same to the Agent;

     (c) the Agent shall have received one or more counterparts of an Officer's Certificate in form and substance acceptable to the Agent executed by the Borrower and each Guarantor;
     (d) the Agent shall have received an opinion of Borrower's and Guarantors' counsel in form and substance reasonably satisfactory to the Agent and an opinion of in-house counsel to the Borrower and the Guarantors in form and substance reasonably satisfactory to the Agent;
     (e) Each and every representation and warranty of the Borrower set forth in
Section 5 above shall be true and correct in all material respects as of the date of and after giving effect to this Modification; and
     (f) There shall not exist as of the date of and after giving effect to this Modification any Default or Event of Default under the Credit Agreement as amended by this Modification.
     Notwithstanding the foregoing, the increase of the Total Commitment, the Total Commercial Paper Commitment and the Total Revolving Credit Commitment are subject to the fulfillment of the following additional conditions precedent:
     (1) the Agent and the Co-Agent shall have received written commitments from each of the Banks electing to increase its Commitment, and, if applicable, written commitments from any new Bank which meets the requirements of an Eligible Assignee, within the meaning specified in Section 15.04(b)(v) of the Credit Agreement with respect to such new Bank's commitment;
     (2) With respect to any new Bank, the Agent shall have received an agreement from such new Bank in form and substance satisfactory to the Agent and the Borrower with respect to its status as a "Bank" under the Credit Agreement;
     (3) each Revolving Credit Bank shall have received a replacement Series A Master Note duly executed and delivered by the Borrower;
     (4) each Commercial Paper Bank shall have received a replacement Series B Master Note and a replacement Series C Master Note duly executed and delivered by the Borrower;
     (5) the Agent shall have received a replacement Subsidiary Note in an original principal amount equal to the new Total Commitment duly executed and delivered by each Subsidiary;
     (6) the Agent shall have received a consent and reaffirmation from each Credit Party in form and substance satisfactory to the Agent;
     (7) the Agent shall have received one or more counterparts of an Officer's Certificate in form and substance acceptable to the Agent executed by the Borrower and each Guarantor;
     (8) the Agent shall have received opinions of (I) Borrower's and the Credit Parties' counsel in form and substance reasonably satisfactory to the Agent,
(ii) in-house counsel to the Borrower and the Credit Parties in form and substance reasonably satisfactory to the Agent, (iii) foreign counsel to the Foreign Subsidiaries in form and substance reasonably satisfactory to the Agent, and (iv) an update of the August 3, 1995 opinions of Maynard, Cooper & Gale, P.C. in form and substance reasonably satisfactory to the Agent;
     (9) the Agent shall have received a fully executed counterpart of an amendment to the Letter of Credit increasing the face amount thereunder to the revised Total Commercial Paper Commitment;
     (10) the Agent shall have received a fully executed counterpart of an amendment to the Depository Agreement;
     (11) the Agent shall have received written confirmation from Moody's Investor Services, Inc. and Standard & Poor's Ratings Service of their ratings of at least "P-1" and "A-1 plus", respectively, after giving effect to the increase of the Total Commitment, the Total Commercial Paper Commitment and the Total Revolving Credit Commitment as contemplated by this Modification;
     (12) the Agent shall have received certificates of good standing for each of the Credit Parties in the jurisdictions set forth on Schedule 8.01 and, with respect to the Credit Party which is a party to the Fountain Acquisition, a certificate of good standing from such Credit Party from the jurisdiction of its incorporation and the Colorado Secretary of State;
     (13) the Agent shall have received (i) updates to the lien search results conducted in connection with the August 3, 1995 closing of the Credit Agreement with a search date within fifteen days of the effective date of the increase in the commitments, which updates will be in form and substance reasonably satisfactory to the Agent and (ii) lien searches under the names of Apple Computer, Inc., any subsidiary of Apple Computer, Inc. involved in the Fountain Acquisition and the Credit Party which is a party to the Fountain Acquisition from the Colorado Secretary of State and the Office of the County Clerk and Recorder of El Paso County, Colorado in form and substance satisfactory to the Agent;
     (14) Each and every representation and warranty of the Borrower set forth in Section 5 above shall be true and correct in all material respects as of the date of and after giving effect to the increases in the Total Commitment, the Total Commercial Paper Commitment and the Total Revolving Credit Commitment as contemplated by the Modification; and
     (15) There shall not exist as of the date of, and after giving effect to, the increase in the Total Commitment, the Total Commercial Paper Commitment and the Total Revolving Credit Commitment any Default or Event of Default under the Credit Agreement as amended by this Modification.
     7. Evidence of Effectiveness of Increase in Total Commitment, Total Commercial Paper Commitment and Total Revolving Credit Commitment.
     (a) Upon the effectiveness of the increase in the Total Commitment, Total Commercial Paper Commitment and Total Revolving Credit Commitment, the Agent will deliver to the Co-Agent, the Banks and the Borrower a revised Annex I, which annex will detail the revised Total Commitment, the revised Total Commercial Paper Commitment and the revised Revolving Credit Commitment. The Agent shall also deliver to the Co-Agent, the Banks and the Borrower, a revised Exhibit D-1(a) (Notice of Borrowing - Base Rate Advance), a revised Exhibit D-1(b) (Notice of Borrowing - Eurodollar Rate Advance), and a revised Exhibit E-2 (Form of Subsidiary Note), each of which shall reflect the increase in the Total Commitment, Total Commercial Paper Commitment and the Total Revolving Credit Commitment, as the case may be. Upon such delivery, the revised Annex I, Exhibit D-1(a), Exhibit D-1(b) and Exhibit E-2 will supersede and replace the current counterpart of such annex or exhibit, and will automatically be deemed to be incorporated into the Credit Agreement without further action of any party to the Credit Agreement.
     (b) Upon the effectiveness of any increase in the Total Commercial Paper Commitment, the Co-Agent will cause an amendment to the Letter of Credit to be issued to reflect such increase and the Co-Agent will deliver a copy of such amendment to the Agent, the Banks and the Borrower.
     8.  Counterparts.   This   Modification   may  be   executed  in  multiple
counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.
     9. Delivery of Material Asset Securitization Documents and Material Fountain Acquisition Agreements.
     (a) Borrower shall deliver, or cause to be delivered, to the Agent and the Co-Agent, a copy of the material Asset Securitization Documents executed in connection with a Permitted Asset Securitization Transaction promptly after the consummation of such Permitted Asset Securitization Transaction.
     (b) Borrower shall also use its best use reasonable efforts to deliver, or cause to be delivered, to the Agent and the Co-Agent, a copy of the material agreements in substantially final form (including all available exhibits and schedules thereto) to be executed in connection with the Fountain Acquisition, including without limitation, the Fountain Supply Contract, within a reasonably sufficient time prior to the signing of so that the Agent and the Co-Agent may review such documents.such material agreements.
     (c) Borrower shall also deliver, or cause to be delivered, to the Agent and the Co-Agent, a copy of the material agreements (including all exhibits and schedules thereto) executed in connection with the Fountain Acquisition, including without limitation, the Fountain Supply Contract, promptly after the execution thereof.
     (d) Nothing contained in this Section 9 will give the Agent and the Co-Agent any right to request changes to the agreements to be executed in connection with the Fountain Acquisition unless the terms of such documents do not meet the Fountain Acquisition Required Standards.
     (e) Failure to comply with this paragraph 9 shall be deemed to be an Event of Default under the Credit Agreement, if such failure is not cured within thirty (30) days after receipt by the Borrower of written notice of such default from the Agent or the Co-Agent.
     10. GOVERNING LAW. THIS MODIFICATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.


      (Remainder of page intentionally left blank)





     IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed and delivered as of the day and year specified at the beginning hereof.


                        BORROWER:


                    SCI SYSTEMS, INC.
                    (CORPORATE SEAL)


                          By:

                         Title:



                         AGENT:


                     CITIBANK, N.A.



                          By:

                         Name:

                         Title:



                        CO-AGENT:


               ABN-AMRO BANK N.V., ATLANTA

                         AGENCY



                          By:

                         Name:

                         Title:



                          By:

                         Name:

                         Title:

                       (Signatures continued on next page)

                   (Signatures continued from preceding page)


BANKS:

ABN-AMRO BANK  N.V., ATLANTA

AGENCY

By:

Name:

Title:

By:

Name:

Title:


CIBC, INC.

By:

Name:

Title:


CITIBANK, N.A.

By:

Name:

Title:


BANK OF AMERICA ILLINOIS

By:

Name:

Title:

                       (Signatures continued on next page)

                   (Signatures continued from preceding page)


FIRST ALABAMA BANK, N.A.

By:

Name:

Title:


MELLON BANK, N.A.

By:

Name:

Title:



NBD BANK

By:

Name:

Title:


THE BANK OF TOKYO, LTD.

ATLANTA AGENCY

By:

Name:

Title:

                       (Signatures continued on next page)

                   (Signatures continued from preceding page)



THE DEVELOPMENT BANK OF

SINGAPORE, LTD.

By:

Name:

Title:


THE LONG-TERM CREDIT BANK OF

JAPAN, LIMITED

By:

Name:

Title:
[END OF EXHIBIT 10(a)(4)]

[EXHIBIT 10(a)(5)]



           THIRD MODIFICATION OF AMENDED AND RESTATED CREDIT AGREEMENT
     THIS THIRD  MODIFICATION  OF AMENDED AND RESTATED  CREDIT  AGREEMENT  (this
"Modification") is made as of this 28th day of June, 1996, by and among SCI SYSTEMS, INC., a Delaware corporation (the "Borrower"), the banks and other financing institutions listed on Annex I attached to the Credit Agreement as modified by this Modification (the "Banks"), CITIBANK, N.A., acting in its capacity as agent for the Banks (the "Agent") and ABN-AMRO BANK N.V., acting through its Atlanta Agency and in its capacity as co-agent for the Banks (the "Co-Agent").
                               Statement of Facts
     Borrower, the Agent, the Co-Agent and the Banks are parties to that certain Amended and Restated Credit Agreement, dated as of August 3, 1995, as amended by the First Modification of Amended and Restated Credit Agreement dated as of December 8, 1995 and the Second Modification of Amended and Restated Credit Agreement dated as of March 29, 1996 (the "Second Modification") (as same may hereinafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Banks committed to loan certain amounts to the Borrower and the Co-Agent (acting for the Commercial Paper Banks, as defined in the Credit Agreement) has issued a Letter of Credit for the benefit of the Borrower.

     Borrower, the Agent, the Co-Agent and the Banks are also parties to that certain Master Assignment and Acceptance Agreement dated as of the date hereof (the "Master Assignment") pursuant to which all the Banks (other than Commerzbank Aktiengesellschaft, Atlanta Agency, and PNC Bank, Kentucky, Inc. (collectively, the "New Banks")) assigned certain Commitments and Loans to the New Banks and certain other Banks.
     Pursuant to the terms of the Second Modification, the Agent, the Co-Agent and the Banks consented to an increase of up to $90,000,000 in the Total Commitment comprised of an increase of up to $60,000,000 in the Total Revolving Commitment and an increase of up to $30,000,000 in the Total Commercial Paper Commitment (collectively, the "Commitment Increase") subject to the satisfaction of the terms and conditions set forth in the Second Modification.
     The parties are entering into this Modification in order to effectuate the Commitment Increase, all in accordance with and subject to the terms and conditions hereinafter set forth in this Modification. Borrower also desires to enter into a $100,000,000 receivables purchase and secured loan facility.
     Borrower has requested that the Agent, the Co-Agent and the Banks consent to Borrower and any other Credit Party entering into a $100,000,000 receivables purchase and secured loan facility, and the Agent, the Co-Agent and the Banks are willing to give their consent, subject to the terms and conditions of this Modification.
     NOW,  THEREFORE,  in  consideration  of the  premises,  the  covenants  and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:
                               Statement of Terms
     1. Definitions. All capitalized terms used in this Modification but not otherwise defined or limited herein shall have the meanings set forth in the Credit Agreement, as amended hereby.
     2. Consent to Transaction. Subject to the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth below, the Banks hereby consent to the consummation of the Loan/Purchase Transaction.
     3. Amendment to Credit Agreement. Subject to the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth below, the parties hereby agree as follows:
     (a) The Credit Agreement is hereby modified by adding to Section 1.01 thereof, the following new definitions:
     "Inventory Loan: Any loan made from time to time to Borrower or any other Credit Party by a receivables securitization company managed by Bank of Tokyo-Mitsubishi Trust Company in an aggregate amount not to exceed $30,000,000 secured by a Lien on (a) the interest of Borrower or another Credit Party in the Toshiba Agreement, and (b) a Credit Party's Inventory which has been ordered pursuant to the Toshiba Agreement and pursuant to which the obligations of Borrower or such other Credit Party to repay the principal of such loans will become Non-Recourse to Borrower and the other applicable Credit Parties if such Inventory has resulted in Borrower's or any such Credit Party's issuance of an invoice to Toshiba.
     Loan/Purchase Transaction: The three-tranche facility, not to exceed $100,000,000 in the aggregate, provided to Borrower or any other Credit Party by a receivables securitization company managed by Bank of Tokyo-Mitsubishi Trust Company, consisting of (I) a revolving facility of up to $100,000,000 for the purchase on a Non-Recourse basis of trade receivables arising from the sale of computer equipment to Toshiba pursuant to the Toshiba Agreement, (ii) the Inventory Loan, and (iii) a facility of up to $60,000,000 whereby a receivables securitization company managed by Bank of Tokyo-Mitsubishi Trust Company purchases on a Non-Recourse basis the obligations of Toshiba with respect to Inventory which has been ordered pursuant to the Toshiba Agreement and which is evidenced by an invoice but which has not resulted in a sales or purchase order.
     Toshiba: Toshiba America Information Services, Inc. or any of its affiliates, and such party's successors and assigns.
     Toshiba Agreement: That certain Agreement to be entered into between Toshiba and Borrower or any other Credit Party with respect to the sale of computer equipment to Toshiba, as the same may be amended, supplemented or restated from time to time."
     (b) The Credit Agreement is further modified by amending the definitions of "Non-Recourse" and "Permitted Asset Securitization Transactions" in their entirety to read as follows:
     "Non-Recourse: means (I) that the terms and conditions applicable to the Receivables Purchase Transaction, the Foreign Receivables Transaction and the Loan/Purchase Transaction (other than the Inventory Loan) provide that the recourse of a purchaser of accounts receivable or any interest therein or any invoice for losses resulting from an obligor's failure to pay due to credit problems is limited to such accounts receivable or interests therein or such invoice (as the case may be), together in each case with any related security, if any, and, (ii) that the terms and conditions applicable to the Inventory Loan provide that the recourse of the receivables securitization company managed by the Bank of Tokyo-Mitsubishi Trust Company to recover against the Borrower or any other Credit Party for losses resulting from Toshiba's failure to pay a related invoice due to credit problems of Toshiba is limited to the interest of the Borrower or such Credit Party in the collateral for the Inventory Loan; provided, however, that the terms and conditions applicable to the Receivables Purchase Transaction, the Foreign Receivables Transaction and the Loan/Purchase Transaction may also provide for additional bases of non-recourse.
     Permitted Asset Securitization Transactions: The Receivables Purchase Transaction, the Foreign Receivables Transaction and the Loan/Purchase Transaction."
     (c) The Credit Agreement is hereby further modified by deleting Section 10.01(ix) in its entirety and replacing it with the following:
     "(ix) Liens granted by Borrower or any Credit Party in connection with the Loan/Purchase Transaction on the rights of Borrower or such Credit Party under the Toshiba Agreement and Liens granted by any Credit Party in connection with the Loan/Purchase Transaction on such Credit Party's Inventory which shall have been ordered pursuant to the Toshiba Agreement and"
     (d) The Credit  Agreement  is hereby  further  modified  by  deleting  from
Section 10.02(xi) the phrase "the Foreign Receivables Transaction" and replacing it with the phrase "the Foreign Receivables Transaction, the Loan/Purchase Transaction".
     (e) The Credit Agreement is further modified by adding to Section 10.03 the following new Section 10.03(xii):
     "(xii) The borrowing of any Inventory Loan by Borrower or any other Credit Party."
     (f) The Credit Agreement is hereby further modified by deleting Section 10.15(a) in its entirety and substituting in lieu thereof the following new
Section 10.15(a):
     "(a) Agree to any amendment to or a modification of the terms or conditions of any Asset Securitization Document executed in connection with a Permitted Asset Securitization Transaction that would in any way cause such transaction to not be on a Non-Recourse basis or cause the total facility amount of such transaction to exceed (a) if done as separate transactions, $50,000,000 (in the case of the Foreign Receivables Transaction), $100,000,000 (in the case of the Loan/Purchase Transaction) or $150,000,000 (in the case of the Receivables Purchase Transaction), and (b) $200,000,000 in the event the Foreign Receivables Transaction is combined into the Receivables Purchase Transaction as a single securitization facility."
     (g) The Credit Agreement is hereby further modified by deleting each of Annex I, Exhibit D-1(a), Exhibit D-1(b) and Exhibit E-2 attached thereto in their entireties and by substituting in lieu thereof the new Annex I, Exhibit D-1(a), Exhibit D-1(b) and Exhibit E-2 attached hereto and incorporated herein and therein by reference.
     4. No Other Amendments. Except for the amendments expressly set forth and referred to in Section 3 above, the Credit Agreement remains unchanged and in full force and effect; provided, however that the Banks, the Agent and the Co-Agent hereby authorize the Agent to enter into or obtain from the Credit Parties such modifications to the Credit Documents as the Agent may deem to be necessary or appropriate in order to reflect the amendments set forth herein. Nothing in this Modification is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Borrower's indebtedness or any indebtedness of any other Credit Party to the Banks, the Agent or the Co-Agent under or in connection with the Credit Agreement (collectively, the "Obligations") or to modify, affect or impair the perfection or continuity of the security interests in, security titles to or other liens on any collateral for the Obligations.
     5. Representations and Warranties of Borrower. To induce the Agent, the Co-Agent and the Banks to enter into this Modification, the Borrower does hereby warrant, represent and covenant to such parties that: (a) each representation or warranty of the Borrower set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period and except as otherwise disclosed on Schedule 1 attached hereto), and no Default or Event of Default has occurred and is continuing as of this date under the Credit Agreement as amended by this Modification; and (b) Borrower has the power and is duly authorized to execute, deliver and perform its obligations under this Modification and this Modification is the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms.
     6. Conditions Precedent to Effectiveness of this Modification. The effectiveness of this Modification and the amendments provided in Section 3 above are subject to the fulfillment of the following additional conditions precedent:
     (a) the Agent shall have received one or more counterparts of this Modification and the Master Assignment duly executed by the Borrower, the Agent, the Co-Agent and the Banks;
     (b) each Revolving Credit Bank shall have received a replacement Series A Master Note duly executed and delivered by the Borrower in an original principal amount equal to the amount set forth as such Bank's Revolving Credit Commitment on Annex I attached hereto;
     (c) each Commercial Paper Bank shall have received a replacement Series B Master Note and a replacement Series C Master Note duly executed and delivered by the Borrower in an original principal amount equal to the amount set forth as such Bank's Commercial Paper Commitment on Annex I attached hereto ;
     (d) the Agent shall have received a replacement Subsidiary Note in an original principal amount equal to $410,000,000 duly executed and delivered by each Subsidiary;
     (e) the Agent shall have received a consent and reaffirmation from each Credit Party in form and substance satisfactory to the Agent;
     (f) the Agent shall have received one or more counterparts of an Officer's Certificate in form and substance acceptable to the Agent executed by the Borrower and each Guarantor;
     (g) the Agent shall have received opinions of (I) Borrower's and the Credit Parties' counsel in form and substance reasonably satisfactory to the Agent,
(ii) in-house counsel to the Borrower and the Credit Parties in form and substance reasonably satisfactory to the Agent, (iii) foreign counsel to the Foreign Subsidiaries in form and substance reasonably satisfactory to the Agent, and (iv) an update of the August 3, 1995 opinions of Maynard, Cooper & Gale, P.C. in form and substance reasonably satisfactory to the Agent;
     (h) the Agent shall have received a fully executed counterpart of an amendment to the Letter of Credit increasing the face amount thereunder to the revised Total Commercial Paper Commitment;
     (i) the Agent shall have received a fully executed counterpart of an amendment to the Depository Agreement;
     (j) the Agent shall have received written confirmation from Moody's Investor Services, Inc. and Standard & Poor's Ratings Service of their ratings of at least "P-1" and "A-1 plus", respectively, after giving effect to the increase of the Total Commitment, the Total Commercial Paper Commitment and the Total Revolving Credit Commitment as contemplated by this Modification;
     (k) the Agent shall have received certificates of good standing for each of the Credit Parties in the jurisdictions set forth on Schedule 8.01 and, with respect to the Credit Party which is a party to the Fountain Acquisition, a certificate of good standing from such Credit Party from the jurisdiction of its incorporation and the Colorado Secretary of State;
     (l) the Agent shall have received (I) updates to the lien search results conducted in connection with the August 3, 1995 closing of the Credit Agreement with a search date within fifteen days of the effective date of the increase in the commitments, which updates will be in form and substance reasonably satisfactory to the Agent and (ii) lien searches under the names of Apple Computer, Inc., any subsidiary of Apple Computer, Inc. involved in the Fountain Acquisition and the Credit Party which is a party to the Fountain Acquisition from the Colorado Secretary of State and the Office of the County Clerk and Recorder of El Paso County, Colorado in form and substance satisfactory to the Agent;
     (m) Each and every representation and warranty of the Borrower set forth in
Section 4 above shall be true and correct in all material respects as of the date of and after giving effect to the increases in the Total Commitment, the Total Commercial Paper Commitment and the Total Revolving Credit Commitment as contemplated by the Modification; and
     (n) There shall not exist as of the date of, and after giving effect to, the increase in the Total Commitment, the Total Commercial Paper Commitment and the Total Revolving Credit Commitment any Default or Event of Default under the Credit Agreement as amended by this Modification.
     7. Counterparts. This Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.
     8. Delivery of Material Asset Securitization Documents. Borrower shall deliver, or cause to be delivered, to the Agent and the Co-Agent, a copy of the material Asset Securitization Documents executed in connection with the Loan/Purchase Transaction promptly after the consummation of the Loan/Purchase Transaction. Failure to comply with this paragraph 8 shall be deemed to be an Event of Default under the Credit Agreement if such failure is not cured within thirty (30) days after receipt by the Borrower of written notice of such default from the Agent or the Co-Agent.
     9. GOVERNING LAW. THIS MODIFICATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.


                  (Remainder of page intentionally left blank)

     IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed and delivered as of the day and year specified at the beginning hereof.


BORROWER:


SCI SYSTEMS, INC.
(CORPORATE SEAL)

Attest:


By:
Cindy A. Brazell, Assistant Secretary
     Michael M. Sullivan,

     authorized signatory



AGENT:


CITIBANK, N.A.

By:

Name:
Title:

CO-AGENT:

ABN-AMRO BANK N.V., ATLANTA

AGENCY

By:

Name:
Title:
By:

Name:
Title:

                       (Signatures continued on next page)
                   (Signatures continued from preceding page)


BANKS:

ABN-AMRO BANK  N.V., ATLANTA

AGENCY

By:

Name:

Title:

By:

Name:

Title:

BANK OF AMERICA ILLINOIS

By:

Name:

Title:


CIBC, INC.

By:

Name:

Title:


CITIBANK, N.A.

By:

Name:

Title:

                       (Signatures continued on next page)
                   (Signatures continued from preceding page)


COMMERZBANK

AKTIENGESELLSCHAFT, ATLANTA

AGENCY

By:

Name:
Title:

By:

Name:

Title:


FIRST ALABAMA BANK, N.A.

By:

Name:

Title:




MELLON BANK, N.A.

By:

Name:

Title:


NBD BANK

By:

Name:

Title:


PNC BANK, KENTUCKY, INC.

By:

Name:

Title:
                       (Signatures continued on next page)
                   (Signatures continued from preceding page)



THE BANK OF TOKYO-MITSUBISHI,
LTD., ATLANTA AGENCY

By:

Name:

Title:



THE DEVELOPMENT BANK OF

SINGAPORE, LTD.

By:

Name:

Title:


THE LONG-TERM CREDIT BANK OF

JAPAN, LIMITED

By:

Name:

Title:

                                   SCHEDULE 1
                                       TO
                   THIRD MODIFICATION OF AMENDED AND RESTATED
                   CREDIT AGREEMENT DATED AS OF JUNE 28, 1996

Changes to Schedule 8.01: Jurisdictions of Incorporation of Borrower and its Subsidiaries.


SCI   Systems   Colorado,  Inc.,   incorporated  in   the   State  of  Colorado,
is a  Subsidiary  and is hereby  added to  Schedule 8.01.



                        EXHIBIT E-2 to Credit Agreement

                         SUBSIDIARY (INTERCOMPANY) NOTE

$410,000,000                                                       June 28, 1996


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of SCI Systems, Inc., a Delaware corporation (the "Parent"), or any subsidiary thereof (a "Subsidiary", and together with the Parent or any other holder hereof, the "Holder") at its registered office in Wilmington, Delaware (or at such other place as the Holder may designate in writing to the undersigned) the principal amount of FOUR HUNDRED TEN MILLION AND NO/100 U.S. DOLLARS ($410,000,000) or so much thereof as has been advanced to the undersigned by each payee hereunder, plus interest as hereinafter provided.
     The principal amount of this Subsidiary Note shall be due and payable in the amounts and at the times determined by the Holder to be necessary to allow the Parent to make any payment of principal due and payable under the Notes (as such term is defined in the Amended and Restated Credit Agreement (as amended, extended, modified or supplemented from time to time, the "Credit Agreement"), dated as of August 3, 1995, by and among the Parent, Citibank, N.A., as agent (the "Agent"), ABN AMRO Bank N.V., as Co-Agent, and the Banks (the "Banks") which are signatories to such Credit Agreement, and any assignees which become Banks under such Credit Agreement).
     The undersigned shall pay interest on the principal amount outstanding hereunder from time to time at the effective rate of interest being paid by the Parent under the Notes and the Credit Agreement. Interest hereunder shall be due and payable as and when interest from the Parent is due under the Credit Agreement in an amount determined by the Holder, based on the ratio of the amount outstanding hereunder at the time of any interest payment, to the total amount outstanding under the Credit Agreement from the Parent.
     Any payment of principal or interest which is not timely made shall bear interest at a per annum rate equal to the interest rate for overdue advances provided in the Credit Agreement.
     It is contemplated that the original principal sum evidenced by this Subsidiary Note may be reduced from time to time and that additional advances may be made from time to time.
     In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the undersigned or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify the Holder, in writing, that the undersigned elects to have such excess sum returned to it forthwith. It is the express intent hereof that the undersigned not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the undersigned under applicable law.

     Should any payment of principal and interest not be paid when due under this Subsidiary Note, or should an Event of Default occur under the Credit Agreement or any other document or agreement executed and delivered in connection herewith or therewith, then, and at any time thereafter, the Holder shall have the right and option, in its sole discretion, to declare the principal and interest outstanding hereunder to be forthwith due and payable.
     All parties now or hereafter liable with respect to this Subsidiary Note, whether the undersigned, any guarantor, endorser or any other person or entity, hereby expressly waive presentation, demand of payment, protest, notice of demand of payment, protest and notice of non-payment, or any other notice of any kind with respect hereto.
     No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder, under any loan agreement or security agreement, or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder, under any loan agreement or security agreement, or at law or in equity shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy.

     Principal and interest on this Subsidiary Note shall be payable and paid in lawful money of the United States of America.
     Time is of the essence of this Subsidiary Note and, in case this Subsidiary
Note is collected by or through an attorney at law, or under advice therefrom, the undersigned agrees to pay all costs of collection including reasonable attorneys' fees.

     The provisions of this Subsidiary Note shall be construed and interpreted and all rights and obligations of the parties hereunder determined in accordance with the laws of the State of New York.
     THIS SUBSIDIARY NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN AMENDED AND RESTATED ASSIGNMENT OF INTERCOMPANY LOANS DATED AS OF AUGUST 3, 1995, AS AMENDED, BY AND AMONG THE AGENT, THE UNDERSIGNED AND ITS AFFILIATES.

     This Note supersedes and replaces that certain Subsidiary (Intercompany) Note dated as of August 3, 1995 executed by the undersigned in favor of the Parent and any Subsidiary in the original principal amount of $320,000,000 (the "Prior Note") and this Note is not intended (and shall not be construed) to be a novation of the indebtedness evidenced by the Prior Note.
     IN WITNESS WHEREOF, the undersigned has caused this Subsidiary Note to be executed, sealed and delivered by and through its duly authorized representatives, as of the day and year first above written.


 [NAME OF SUBSIDIARY]

  By:
  Name:
  Title:








[END OF EXHIBIT 10(a)(5)]

[EXHIBIT 10(b)(2)]

                               FIRST AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT


             THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT,
           dated as of July 14, 1995 (this "Amendment"), is among SCI
         TECHNOLOGY, INC., ("Seller"), SCI SYSTEMS, INC. ("Guarantor"),
       RECEIVABLES CAPITAL CORPORATION ("Purchaser") and BANK OF AMERICA
        NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent for Purchaser (the "Administrative Agent").


                                   BACKGROUND

i. Seller, Guarantor, Purchaser and the Administrative Agent, entered into the Receivables Purchase Agreement, dated as of June 30, 1995 (the "Purchase Agreement").

ii. The parties hereto desire to amend the Purchase Agreement in certain respects as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Purchase Agreement.

         SECTION 2. Excluded Obligors. The definition of "Excluded Obligors" that appears in Appendix A to the Purchase Agreement is hereby deleted in its entirety. The definition of "Designated Obligor" that appears in Appendix A to the Purchase Agreement is hereby amended by deleting the phrase "Excluded Obligors and" where it appears in the second line thereof.

         SECTION 3.  Eligible  Receivable.  The   definition   of      "Eligible
Receivable" where it appears in Appendix A to the Purchase Agreement is hereby amended by adding to paragraph (a) thereof after the phrase "an Affiliate of Seller" the phrase ", is not a Governmental Authority".

         SECTION 4. Miscellaneous. Seller hereby agrees promptly to execute and deliver amendments to the Uniform Commercial Code Financing Statements that were filed in connection with the Purchase Agreement in order to reflect the amendments set forth herein. The Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Purchase Agreement from and after the date hereof shall be deemed to refer to the Purchase Agreement as amended hereby unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois. This Amendment may be executed in any number of counterparts, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.




         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         RECEIVABLES CAPITAL CORPORATION
                                       By:
                                  Name Printed:
                                     Title:

                         BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION, as
                              Administrative Agent


                                  By:
                                  Name Printed:
                                  Title:


                              SCI TECHNOLOGY, INC.
                                  By:
                                  Name Printed:
                                  Title:



                                SCI SYSTEMS, INC.
                                  By:
                                  Name Printed:
                                  Title:


[END OF EXHIBIT 10(b)(2)]

[EXHIBIT 10(b)(2)]

                               SECOND AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT


         THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of August 30, 1995 (this "Amendment"), is among SCI TECHNOLOGY, INC., ("Seller"), SCI SYSTEMS, INC. ("Guarantor"), RECEIVABLES CAPITAL CORPORATION ("Purchaser") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent for Purchaser (the "Administrative Agent").


                                   BACKGROUND

         1. Seller, Guarantor, Purchaser and the Administrative Agent, entered into the Receivables Purchase Agreement, dated as of June 30, 1995, as amended by the First Amendment to Receivables Purchase Agreement, dated as of July 14, 1995 (the "Purchase Agreement").

         2. The parties hereto desire to amend the Purchase Agreement in certain respects as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Purchase Agreement.

         SECTION 2.  Financial Covenants.   Section   7.04(a)  of  the  Purchase
Agreement is hereby amended by deleting the phrase "0.8 to 1.0" where it appears in the third line thereof, and substituting therefor the phrase "1.25 to 1.0". Section 7.04(b) of the Purchase Agreement is hereby amended by deleting the phrase "eighty percent (80%)" where it appears therein, and substituting therefor the phrase "seventy percent (70%)". Section 7.04(c) of the Purchase Agreement is hereby amended by deleting the number"1.20" where it appears therein, and substituting therefor the number "1.70".

         SECTION 3. Schedule B-1. Schedule B-1 to the Receivables Purchase Agreement is hereby deleted in its entirety, and the schedule attached hereto as Schedule B-1 is hereby substituted therefor.

         SECTION 4. Miscellaneous. Seller hereby agrees promptly to execute and deliver amendments to the Uniform Commercial Code Financing Statements that were filed in connection with the Purchase Agreement in order to reflect the amendments set forth herein. The Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Purchase Agreement from and after the date hereof shall be deemed to refer to the Purchase Agreement as amended hereby unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois. This Amendment may be executed in any number of counterparts, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.




       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                         RECEIVABLES CAPITAL CORPORATION

                                  By:
                                  Name Printed:
                                  Title:


                         BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION, as
                              Administrative Agent

                                  By:
                                  Name Printed:
                                  Title:


                              SCI TECHNOLOGY, INC.

                                  By:
                                  Name Printed:
                                  Title:



                                SCI SYSTEMS, INC.


                                  By:
                                  Name Printed:
                                  Title:

[END OF EXHIBIT 10(b)(2)]

[EXHIBIT 10(b)(4)]

                               THIRD AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT


         THIS THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 15, 1995 (this "Amendment"), is among SCI TECHNOLOGY, INC., ("Seller"), SCI SYSTEMS, INC. ("Guarantor"), RECEIVABLES CAPITAL CORPORATION ("Purchaser") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative agent for Purchaser (the "Administrative Agent").


                                   BACKGROUND

     1. Seller, Guarantor, Purchaser and the Administrative Agent, entered into the Receivables Purchase Agreement, dated as of June 30, 1995, as amended by the First Amendment to Receivables Purchase Agreement, dated as of July 14, 1995 and the Second Amendment to Receivables Purchase Agreement, dated as of August 30, 1995 (the "Purchase Agreement").

     2. The parties hereto desire to amend the Purchase Agreement in certain respects as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Purchase Agreement.

     SECTION 2. Purchase Limit. Section 1.02(a) of the Purchase Agreement is hereby amended by deleting the number "$100,000,000" where it appears therein and substituting therefor the number "$150,000,000".

     SECTION 3. Special Concentration Limit. Schedule 2.04(c) of the Purchase Agreement is hereby amended with respect to Hewlett-Packard Company by (i) inserting the words "Commercial Paper/" in the heading of the second column of
Schedule 2.04(c) so that the heading reads in its entirety as follows "Commercial Paper/Short Term Debt Rating*", (ii) deleting the phrase "or better" in the first line of the column labelled "Commercial Paper/Short-Term Debt Rating" thereon and (iii) adding a new first line to each of the columns labelled "Commercial Paper/ Short-Term Debt Rating" and "Special Concentration Limit", respectively, as follows: A1+/P1 50%

     SECTION 4. Schedule 6.01(k) of the Purchase Agreement is hereby deleted in its entirety and Schedule 6.01(k) in the form attached hereto as Exhibit A is hereby substituted therefor.

     SECTION 5. Representations and Warranties. Each of Seller and Guarantor hereby represent and warrant that the representations and warranties set forth in Sections 6.01 and 6.02, respectively, are true and correct on and as of the date hereof, after giving effect to this Amendment, except to the extent they relate only to an earlier date, and shall be deemed to have been made on and as of the date hereof as if fully set forth herein, except to the extent they relate only to an earlier date.

     SECTION 6. Effectiveness. This Amendment shall become effective, as of the date hereof, upon receipt by the Administrative Agent of (i) certified resolutions of each of Seller and Guarantor approving the execution, delivery and performance of this Amendment; (ii) the written consent of the Liquidity Banks to this Amendment; and (iii) the fee payable by Seller to the Administrative Agent pursuant to the letter from the Administrative Agent to Seller dated as of December 15, 1995.

     SECTION 7. Miscellaneous. The Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Purchase Agreement from and after the date hereof shall be deemed to refer to the Purchase Agreement as amended hereby unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois. This Amendment may be executed in any number of counterparts, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       RECEIVABLES CAPITAL CORPORATION


                                        By
                                        Name Printed:
                                           Title:

                         BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION, as
                              Administrative Agent



                                  By:
                                  Name Printed:
                                  Title:



                              SCI TECHNOLOGY, INC.


                                  By:
                                  Name Printed:
                                  Title:


                                SCI SYSTEMS, INC.


                                  By:
                                  Name Printed:
                                  Title:


[END OF EXHIBIT 10(b)(4)]

[EXHIBIT 10(b)(5)]

                               FOURTH AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT


         THIS FOURTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of April 1, 1996 (this "Amendment"), is among SCI TECHNOLOGY, INC., ("Seller"), SCI SYSTEMS, INC. ("Guarantor"), RECEIVABLES CAPITAL
CORPORATION ("Purchaser") and BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as administrative agent for Purchaser (the "Administrative Agent").


                                   BACKGROUND

     1. Seller, Guarantor, Purchaser and the Administrative Agent, entered into the Receivables Purchase Agreement, dated as of June 30, 1995, as amended by the First Amendment to Receivables Purchase Agreement, dated as of July 14, 1995, the Second Amendment to Receivables Purchase Agreement, dated as of August 30, 1995 and the Third Amendment to Receivables Purchase Agreement, dated as of December 15, 1995 (the "Purchase Agreement").

     2. The parties hereto desire to amend the Purchase Agreement in certain respects as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Purchase Agreement.

     SECTION 2. Purchase Limit. Section 1.02(a) of the Purchase Agreement is hereby amended by deleting the number "$150,000,000" where it appears therein and substituting therefor the number "$200,000,000".

     SECTION 3. Representations and Warranties. Each of Seller and Guarantor hereby represent and warrant that the representations and warranties set forth in Sections 6.01 and 6.02, respectively, are true and correct on and as of the date hereof, after giving effect to this Amendment, except to the extent they relate only to an earlier date, and shall be deemed to have been made on and as of the date hereof as if fully set forth herein, except to the extent they relate only to an earlier date.

     SECTION 4. Effectiveness. This Amendment shall become effective, as of the date hereof, upon receipt by the Administrative Agent of (i) certified resolutions of each of Seller and Guarantor approving the execution, delivery and performance of this Amendment; (ii) the written consent of the Liquidity Banks to this Amendment; and (iii) the fee payable by Seller to the Administrative Agent pursuant to the letter from the Administrative Agent to Seller dated as of April 1, 1996.

     SECTION 5. Miscellaneous. The Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Purchase Agreement from and after the date hereof shall be deemed to refer to the Purchase Agreement as amended hereby unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois. This Amendment may be executed in any number of counterparts, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.



     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                         RECEIVABLES CAPITAL CORPORATION


                                  By:
                                  Name Printed:
                                  Title:



                         BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION, as
                              Administrative Agent


                                  By:
                                  Name Printed:
                                  Title:



                              SCI TECHNOLOGY, INC.

                                  By:
                                  Name Printed:
                                  Title:



                                SCI SYSTEMS, INC.

                                  By:
                                  Name Printed:
                                  Title:

[END OF EXHIBIT 10(b)(5)]


[EXHIBIT 10 (c) (1)]

                   SUMMARY OF DIRECTORS AND OFFICERS LIABILITY
                               INSURANCE POLICIES

Primary Coverage:
   Carrier:            Fidelity  and  Casualty
Insurance Company
   Coverage:           $5,000,000
   Deductibles:        None
   Policy Number:      DNO 002 (5/93)
   Policy period:      8/01/95 to 10/01/96



Secondary Coverage:
   Carrier:            St Paul Surplus Lines
Insurance Company
   Coverage:           $5,000,000
   Deductibles:        $175,000
   Policy Number:      6357
   Policy period:      8/01/95 to 10/01/96

[END OF EXHIBIT 10 (c) (1)]